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                                                                    EXHIBIT 10.3

                               FINANCING STATEMENT


      This Financing Statement is presented to a Filing Officer in the Office of the Secretary of State of the State of California for filing pursuant to the Uniform Commercial Code.

1.      The name, address and federal tax number of the Debtor is:

               BNC MORTGAGE, INC.
               1603 McGaw Avenue
               Irvine, California 92614
               Federal Tax I.D. 33-0661303

2.      The name, address and federal tax number of the Secured Party is:

               BANK UNITED
               3200 Southwest Freeway, Suite 1300
               Houston, Texas 77027
               Federal Tax I.D. No. 76-0266000

3. This Financing Statement covers all right, title, and interest of Debtor in, to and under the following, whether now owned or hereafter acquired (collectively, the "Collateral"):

               (a) All Mortgage Loans, including all Mortgage Notes and Mortgages evidencing such Mortgage Loans including without limitation all Mortgage Loans in respect of which Wet Settlement Advances have been made by the Secured Party, which from time to time are delivered or caused to be delivered to the Secured Party or its designee, come into the possession, custody or control of the Secured Party for the purpose of assignment or pledge or in respect of which an Advance has been made by the Secured Party (the "Pledged Mortgages").

               (b) All Mortgage-backed Securities which are from time to time delivered or caused to be delivered to, or are otherwise in the possession of the Secured Party, or its designee, its agent, bailee or custodian as assignee or pledged to the Secured Party, or for such purpose are registered by book-entry in the name of the Secured Party (the "Pledged Securities").

               (c) All private mortgage insurance and all commitments issued by the FHA or VA to insure or guarantee any Mortgage Loans included in the Pledged Mortgages; all guaranties related to Pledged Securities; all Purchase Commitments held by the Debtor covering the Pledged Mortgages or the Pledged Securities and all proceeds resulting from the sale thereof to Investors pursuant thereto; all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to the Debtor as compensation or reimbursement, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgages, the Pledged Securities, and all other documents or instruments relating to the Pledged Mortgages and the Pledged Securities, including, without limitation,

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     any interest of the Debtor in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to the Pledged Mortgages.

          (d) All right, title and interest of the Debtor in and to all escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the foregoing Collateral) and other information and data of the Debtor relating to the foregoing Collateral.

          (e) All now existing or hereafter acquired cash delivered to or otherwise in the possession of the Secured Party or its agent, bailee or custodian or designated on the books and records of the Debtor as assigned and pledged to the Secured Party.

          (f) All cash and non-cash proceeds of the foregoing Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the foregoing Collateral, and all products and proceeds of the foregoing Collateral, together with whatever is receivable or received when the foregoing Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the foregoing Collateral or proceeds thereof.

4. Definitions: The following terms shall have the meanings set forth below unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Advance" means any advance by the Secured Party to Debtor under the Warehouse Credit Agreement.

          "Collateral Documents" has the meaning set forth in the Warehouse Credit Agreement.

          "FHA" means the Federal Housing Administration and any successor thereto.

          "FHLMC" means the Federal Home Loan Mortgage Corporation and any successor thereto.

          "FHLMC Guide" means the Freddie Mac Sellers' and Servicers' Guide dated September 17, 1984, as amended, revised, modified and supplemented from time to time heretofore, now and hereafter.

          "FHLMC Pool" means a "group" or "grouping" of Mortgage Loans assembled in accordance with (and as such term is used in) the FHLMC Guide.


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        "First Mortgage" means a mortgage or deed of trust which constitutes a first lien on the property covered thereby.

        "FNMA" means the Federal National Mortgage Association and any successor thereto.

        "FNMA Guide" means the Fannie Mae Servicing Guide dated June 30, 1990, as amended, revised, modified and supplemented from time to time heretofore, now and hereafter.

        "FNMA Pool" means a "group" or "grouping" of Mortgage Loans assembled in accordance with (and as such term is used in) the FNMA Guide.

        "GNMA" means the Government National Mortgage Association and any successor thereto.

        "GNMA Guide" means, as applicable under the circumstances, (a) the GNMA I Mortgage-Backed Securities Guide, Handbook GNMA 5500.1 REV-6, as amended, revised, modified and supplemented from time to time heretofore, now and hereafter or (b) the GNMA II Mortgage-Backed Securities Guide, Handbook GNMA 5500.2, as amended, revised, modified and supplemented from time to time heretofore, now and hereafter.

        "GNMA Pool" means, as applicable under the circumstances, a "pool" of Mortgage Loans assembled in accordance with (and as such term is used in) the GNMA Guide.

        "Investor" means FNMA, FHLMC, GNMA, or a financially responsible institution which is acceptable to Secured Party, in its sole discretion; provided that at any time by written notice to Debtor Secured Party may disapprove any Investor in its sole discretion for any reason, whether or not that Person is named as an Investor in this definition or has been previously approved as an Investor by Secured Party. Upon receipt of such notice, the Persons named in Secured Party's notice shall no longer be Investors from and after the date of the receipt of such notice.

        "Mortgage" means a First Mortgage or Second Mortgage on improved real property.

        Mortgage-backed Securities" means FHLMC, GNMA or FNMA securities that are backed by Mortgage Loans.

        "Mortgage Loan" means any loan evidenced by a Mortgage Note.

        "Mortgage Note" means a note secured by a Mortgage.

        "Mortgage Pool" means (a) a FHLMC Pool, (b) a FNMA Pool, or (c) a GNMA Pool.

        "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts,

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banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and federal and state governments and agencies or regulatory authorities and political subdivisions thereof.

        "Purchase Commitment" means a written commitment, in form and substance satisfactory to the Secured Party, issued in favor of the Debtor by an Investor pursuant to which that Investor commits to purchase Mortgage Loans or Mortgage-backed Securities.

        "Second Mortgage" means a mortgage or deed of trust which constitutes a second lien on the property covered thereby.

        "Servicing Contract" means, with respect to any Person, the arrangement, whether or not in writing, pursuant to which such Person has the right to service Mortgage Loans.

        "Single-family Mortgage Loan" means a Mortgage Loan secured by a Mortgage covering improved real property containing one to four family residences.

        "VA" means the Veterans Administration and any successor thereto.

        "Warehouse Credit Agreement" means the Warehousing Credit and Security Agreement dated of even date herewith between Debtor and Secured Party.

        "Wet Settlement Advance" means an Advance by the Secured Party pursuant to Section 2.2(a) of the Warehouse Credit Agreement, in respect of the closing or settlement of a Single-family Mortgage Loan, in anticipation of and pending subsequent delivery and examination of the Collateral Documents as provided in
Section II of Exhibit "C" to the Warehouse Credit Agreement.

EXECUTED effective as of the 2nd day of February, 1999.

                                            DEBTOR:

                                            BNC MORTGAGE, INC.,
                                            a Delaware corporation


                                            By: /s/  KELLY MONAHAN
                                                --------------------------------
                                                  KELLY MONAHAN, President


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                                        SECURED PARTY:

                                        BANK UNITED


                                        By:  /s/ MICHELE PERRIN
                                             -----------------------------------
                                                 MICHELE PERRIN, Vice President
                                                 Mortgage Banker Financing

After recording, return copy to:

Strasburger & Price, L.L.P.
Attn: Jeff J. Brashier
1221 McKinney Street, Suite 2800
Houston, Texas 77010

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